Other Assets (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure Of Quantitative Information About Rightofuse Assets [Line Items]
Summary of Other Assets

Other assets are composed of the following:

Current	2023	2022
Money held in escrow and guarantees due to: (i)	11,635	43,814
-Stand by credit letters required by merchants	—	18,575
-Banks requirements	3,000	19,988
-Processors and others requirements	5,072	1,688
-Credit card requirements	3,563	3,563
Advance payments to merchants	—	12,863
Rental guarantees	147	112
Deposits in brokers(ii)	—	5,576
Loss allowance(ii)	—	(5,576)
Total current Other Assets	11,782	56,789

(i)
Includes own funds and investments held in escrow and guarantees required by processors, credit cards and merchants. In 2023, some merchants entered into stand by credit letters with banks that required the Group to maintain certain collaterals in such banks. Amounts held in escrow also include funds held in a pledge account to collateralize overdrafts and pre-settlements agreements with a bank. Finally, it also includes guarantees issued to processors and credit cards institutions. These agreements have short-term maturities.
(ii)
During 2022, the Company utilized FTX Trading Ltd. (“FTX”) services for the repatriation of funds from one country. On November 11, 2022, when FTX filed for Chapter 11 bankruptcy in the United States, the Company had deposits of USD 5,576, whose withdrawals had not been processed by FTX. Such deposits were included in the loss allowance as of December 31, 2022. On December 28, 2023 the Group entered into an agreement with a third-party to sell 100% of these deposits for an amount of USD 3,454. Consequently, a gain of the same amount was recognized in December 31, 2023 as the Group collected the agreed amount. As of December 31, 2023, the Group does not hold any positions in crypto assets.